IVY FUNDS
Delaware Ivy Securian Core Bond Fund
(formerly, Ivy Securian Core Bond Fund)
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses (the “Prospectuses”)
and Statement of Additional Information dated July 29, 2021

Portfolio Manager Change:

Effective immediately, Daniel A. Henken is removed as one of the co-portfolio managers for the Fund. All references to Mr. Henken as a portfolio manager of the Fund are removed from the Prospectuses and the Statement of Additional Information.

Future Fund Changes:

On March 3, 2022, the Board of Trustees of the Ivy Funds (“Board”) approved the termination of the Sub-Advisory Agreement between Delaware Management Company (the “Manager” or “DMC”), and Securian Asset Management, Inc. as it relates to the Fund. In addition, the Board approved the appointment of affiliated sub-advisors of the Manager, Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”) to provide portfolio management and trading services, as well as to share investment research and recommendations, to the Fund. Further, the Board approved changes to certain of the Fund’s investment policies, and approved a name change, with all such changes to take effect on or about July 31, 2022 (the “Effective Date”).

Upon the Effective Date, all references to the Fund name will be changed to “Delaware Ivy Core Bond Fund” and the following replaces the information in the section entitled “Fund summaries — Delaware Ivy Securian Core Bond Fund – Who manages the Fund? — Investment manager and Sub-advisors” with corresponding changes made throughout the Statutory Prospectus and Statement of Additional Information:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	July 2022
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	July 2022

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

In connection with the changes noted above, upon the Effective Date, the Fund’s investment strategies will change, including certain investment policy limits as follows:

•	increase the percentage that the Fund may invest in non-investment grade debt securities from up to 20% of total assets to up to 35% of net assets;
•
increase the percentage that the Fund may invest in foreign securities from up to 20% of total assets to up to 40% of net assets, and the Fund’s total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 20% of net assets; and

•	institute a maximum limit of 20% of net assets invested in emerging market securities.

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause a Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 28, 2022.